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                                                                 EXHIBIT 10.40

                      FIRST AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, effective December 5, 1995, the parties hereby amend the Credit Agreement dated June 13, 1995 as follows:

Section 5.2(a)(3) shall be deleted and replaced in its entirety with the following:

"(3) No piece of equipment shall be included in the Borrowing Base in the first instance if the lessee is the subject of any proceeding, action or circumstance of the character referred to in Section 6.1(h) through 6.1(l) hereof."


                                WABASH NATIONAL FINANCE CORPORATION

                                By:  Richard E. Dessimoz   V.P.
                                   ------------------------------------------
                                     Name and Title


                                CORESTATES BANK, N.A. for itself and as Agent

                                By:  William J. Hieb V.P.
                                   ------------------------------------------
                                     Name and Title


                                HARRIS TRUST AND SAVINGS BANK

                                By:
                                   ------------------------------------------
                                     Name and Title


                                NATIONAL CITY BANK, INDIANA

                                By:
                                   ------------------------------------------
                                     Name and Title


                                NATWEST BANK, N.A.

                                By:
                                   ------------------------------------------
                                     Name and Title


                                THE NORTHERN TRUST COMPANY

                                By:
                                   ------------------------------------------
                                     Name and Title